Financial Risk Management	12 Months Ended
Dec. 31, 2022
Financial risk management [Abstract]
Financial Risk Management

NOTE 21: Financial Risk Management

Capital management

Capital is comprised of equity attributable to shareholders, borrowings, and cash and cash equivalents. The Company aims to maintain a strong capital base in order to maintain investor and creditor confidence and to sustain the future development of the business. The Company’s objectives when managing capital are to maintain sufficient liquidity to meet its working capital requirements, fund capital investment and purchases, and safeguard its ability to continue operating as a going concern. The Company monitors capital regularly to ensure that the statutory capital requirements are met and may propose capital increases at shareholders’ meetings to ensure the necessary capital remains intact.

Credit risk

Credit risk arises from cash and cash equivalents, short-term bank deposits, as well as credit exposure to collaboration partners. Credit risk refers to the risks that counterparty will default on its contractual obligations resulting in financial loss to the Company.

At the end of 2022, the Company operated with more than 1,000 different customers, systematically reducing credit risk compared to prior periods.

In the U.S. healthcare system, and particularly within the molecular diagnostic CLIA laboratory industry, where there are rapid technological advances in diagnostic services, companies provide services to healthcare professionals and their patients, while being reimbursed from commercial and governmental insurance systems. Often these services are provided out of network and without supplier contracts. As a result, there is reimbursement risk, separate from credit risk that is characterized by uncertainty in reimbursement value, delays in payment, and ultimately non-payment. This impacts the Company’s revenue recognition and cash collections.

In addition to reimbursement risk associated with commercial third-party payors, credit risk may also arise from amounts due directly from patients. In many cases, payors will cover the entire cost of testing. For example, for tests that fall under the Clinical Laboratory Fee Schedule, there is no co-payment, co-insurance or deductible for patients covered under traditional Medicare. However, patients covered by commercial insurance companies may be responsible for a co-payment, co-insurance, and/or deductible depending on the health insurance plan and individual patient benefit. Credit risk exists for those patients who cannot meet their co-payment or deductible portions.

Customer’s compliance with agreed credit terms is regularly and closely monitored. Trade accounts receivable amounted to $9.4 million as of December 31, 2022, and no allowance for expected credit loss was recorded. No ECL has been recorded for other financial assets carried at amortized cost as there is no related credit risk.

The credit risk on cash and cash equivalents of $15.5 million is limited given that the counterparties are banks with high credit scores attributed by international rating agencies. The Company had no exposure to Silicon Valley Bank, Silvergate Bank, or Credit Suisse.

Interest risk

During 2022, the Company entered into a 60-month loan with Innovatus for a total amount of $35 million (refer to Note 16 for further details). The loan accrues interest at a floating per annum rate equal to the sum of (a) the greater of (i) the Prime rate published in The Wall Street Journal in the “Money Rates” section or (ii) 4.00%, plus (b) 4.25%, and require interest-only payments for the initial four years. For every increase of 0.25% in the Prime rate, the Company’s interest expense increases by approximately $90,000 per year.

In addition, on April 20, 2020, the Company, through its U.S. subsidiary, MDxHealth Inc., has entered into a “Paycheck Protection Program” (PPP) loan with the U.S. Small Business Administration (SBA) in the amount of $2,316,000 as part of the U.S Coronavirus Aid, Relief, and Economic Security (CARES) Act. The amortized cost is calculated using the effective interest method, which allocates interests and expenses at a constant rate over the term of the instrument; the effective interest rate for the loan is 1.00%. Considering the fixed interest rate, the Company is not exposed to interest risk, thus did not perform any sensitivity analysis.

Currency risk

The functional currency changed from the EURO to the U.S. Dollar as of July 1, 2014. Consequently, the currency risk is concentrated on European operations.

As of December 31, 2022, cash deposits in EURO amounted to €1.1 million.

The Company performed a sensitivity analysis of an increase/decrease of exchange rate on operations of 10%. The exposure of operations to the currency risk is immaterial given the limited size of the European operations and contribution to revenues versus the Company as a whole.

Liquidity risk

The Company manages liquidity risk by maintaining adequate reserves and by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities. At the date of this report, the Company has 2 loan agreements with banks and state institutions, and 11 leases (see Notes 12 and 16).

For the years ended December 31, 2022 Thousands of $	Less than 1 year	between 1 and 2 years	between 3 and 5 years	Total contractual cash flows	Carrying amount
Non derivatives
Trade payables	10,178			10,178	10,178
Loans	630	630	37,809	39,069	35,530
Lease liabilities	1,324	915	2,179	4,418	4,263
Total	12,132	1,545	39,988	53,665	49,971

For the years ended December 31, 2021 Thousands of $	Less than 1 year	between 1 and 2 years	between 3 and 5 years	Total contractual cash flows	Carrying amount
Non derivatives
Trade payables	7,455			7,455	7,455
Loans	4,780	8,200	1,083	14,063	12,092
Lease liabilities	1,127	915	2,179	4,221	3,464
Total	13,362	9,115	3,262	25,739	23,011

Note: Except for carrying amount, all figures shown in this table are undiscounted and reflect future cash payments

The Company is also committed to a potential additional cash out of:

●	€945,000 ($1.0 million) if Kreos requests payment in cash of the derivative financial liabilities related to the initial Kreos drawdown fee (see Note 16).

●	an aggregate earn-out amount of up to $70 million that could become payable in cash by MDxHealth to Exact Sciences upon achievement of certain revenue milestones related to fiscal years 2023 through 2025 and payable during 2024 through 2026.

Other risks

The Company subscribes to certain insurance policies to cover matters such as (i) fire, theft, and other damage to its assets, (ii) product and liability insurance and clinical trial insurance, and (iii) D&O insurance. To date, no significant claims have been made under these insurance policies and there is no guarantee that the insurances will cover all damages if they should ever occur.